                                        AMENDING DEED FOR THE
                                        MANAGEMENT SUPPORT DEED



                                        ME PORTFOLIO MANAGEMENT LIMITED
                                        ABN 79 005 964 134

                                        MEMBERS EQUITY PTY LIMITED
                                        ABN 56 070 887 679

                                        and

                                        PERPETUAL TRUSTEES AUSTRALIA LIMITED
                                        ABN 86 000 431 827









                            [FREEHILLS LOGO OMITTED]

            MLC Centre Martin Place Sydney New South Wales 2000 Australia Telephone +61 2 9225 5000 Facsimile +61 2 9322 4000
            www.freehills.com DX 361 Sydney

            SYDNEY MELBOURNE PERTH BRISBANE HANOI HO CHI MINH CITY SINGAPORE Correspondent Offices JAKARTA KUALA LUMPUR

            Liability limited by the Solicitors' Limitation of Liability Scheme, approved under the Professional Standards Act 1994 (NSW)

            Reference PJSR:EMcD:25E

                                           Amending Deed Management Support Deed

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TABLE OF CONTENTS
Clause                                                                   Page

1        DEFINITIONS AND INTERPRETATION                                     1

         1.1      Definitions                                               1
         1.2      Interpretation                                            1

2        AMENDMENT TO PRINCIPAL DEED                                        1

         2.1      Amendment                                                 1
         2.2      Effective Date                                            2
         2.3      Amendments not to affect validity, rights, obligations    2
         2.4      Confirmation                                              2

3        GENERAL                                                            2

         3.1      Governing law and jurisdiction                            2
         3.2      Further action                                            2
         3.3      Counterparts                                              2
         3.4      Attorneys                                                 3
         3.5      PTAL limitation of liability                              3








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THIS AMENDING DEED

           is made on        23      March 2004 between the following parties:

           1.      ME PORTFOLIO MANAGEMENT LIMITED
                   (formerly called Superannuation Members' Home Loans Limited) ABN 79 005 964 134
                   of Level 17, 360 Collins Street, Melbourne, Victoria
                   (MEPML)

           2.      MEMBERS EQUITY PTY LIMITED
                   ABN 56 070 887 679
                   of Level 23, 360 Collins Street, Melbourne, Victoria
                   (ME)

           3.      PERPETUAL TRUSTEES AUSTRALIA LIMITED
                   ABN 86 00 431 827
                   of Level 7, 9 Hunter Street, Sydney, New South Wales
                   (PTAL)



RECITALS

           A The parties entered into a Management Support Deed on 16 June 2000 (PRINCIPAL DEED).

           B The parties wish to amend the Principal Deed in the manner set out in this deed.

THIS DEED WITNESSES

           that in consideration of, among other things, the mutual promises contained in this deed, the parties agree:

--------------------------------------------------------------------------------
1        DEFINITIONS AND INTERPRETATION

         1.1      DEFINITIONS

                  In this deed, a word or phrase defined in the Principal Deed has the same meaning as in the Principal Deed.

         1.2      INTERPRETATION

                  Clause 1.2 of the Principal Deed applies to this deed.

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2        AMENDMENT TO PRINCIPAL DEED

         2.1      AMENDMENT

                  The Principal Deed is amended by deleting clause 2.1 and replacing it with the following:

         "2.1     ME'S COMMITMENT


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                                           Amending Deed Management Support Deed



                          Subject to the terms and conditions of this deed, ME covenants with each of MEPML and the Trustee to provide at ME's cost:

                         (a) sufficient Resources to enable MEPML to fully and properly perform the Management Obligations; and

                         (b)   any financial services that would, if
                               provided by MEPML, require MEPML to hold an Australian financial services licence under
                               Part 7.6 of the Corporations Act 2001 (Cth).".

         2.2      EFFECTIVE DATE

                  The amendments to the Principal Deed in clause 2.1 of this deed take effect as and from the date that MEPML ceases to hold a dealers licence (the EFFECTIVE DATE).

         2.3      AMENDMENTS NOT TO AFFECT VALIDITY, RIGHTS, OBLIGATIONS

                  (a) The amendments to the Principal Deed do not affect the validity or enforceability of the Principal Deed.

                  (b)   Nothing in this deed:

                        (1) prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Principal Deed before the Effective Date; or

                        (2) discharges, releases or otherwise affects any liability or obligation arising under the Principal Deed before the Effective Date.

         2.4      CONFIRMATION

                  Each party is bound by the Principal Deed as amended by this deed.

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3        GENERAL

         3.1      GOVERNING LAW AND JURISDICTION

                  (a)   This deed is governed by the laws of New South Wales.

                  (b) Each party irrevocably submits to the non-exclusive jurisdiction of the courts of New South Wales.

         3.2      FURTHER ACTION

                  Each party must do all things and execute all further documents necessary to give full effect to this deed.

         3.3      COUNTERPARTS

                  (a)   This deed may be executed in any number of counterparts.

                  (b) All counterparts, taken together, constitute 1 instrument.

                  (c) A party may execute this deed by signing any counterpart.

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                                           Amending Deed Management Support Deed

         3.4      ATTORNEYS

                  Each of the attorneys executing this deed states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

         3.5      PTAL LIMITATION OF LIABILITY

                  (a) PTAL enters into this deed only in its capacity as trustee of the Trusts and in no other capacity. A liability of PTAL arising under or in connection with this deed is limited to and can be enforced against PTAL only to the extent to which it can be satisfied out of the property of the Trusts out of which PTAL is actually indemnified for the liability. This limitation of PTAL's liability applies despite any other provision of this deed and extends to all liabilities and obligations of PTAL in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this deed.

                  (b) The parties other than PTAL may not sue PTAL in any capacity other than as trustee of the Trusts, or seek the appointment of a receiver (except in relation to the property of the Trusts), a liquidator, an administrator or any similar person to PTAL or prove in any liquidation, administration or arrangement of or affecting PTAL (except in relation to the property of the Trusts).

                  (c) The provisions of this clause 3.5 shall not apply to any obligation or liability of PTAL to the extent that it is not satisfied because under the Master Trust Deed establishing the Trusts or by operation of law there is a reduction in the extent of PTAL's indemnification out of the assets of the Trusts, as a result of PTAL's fraud, negligence or wilful default.

                  (d) It is acknowledged that MEPML, as manager of the Trusts, is responsible under the Master Trust Deed establishing the Trusts for performing a variety of obligations relating to the Trusts, including under this deed. No act or omission of PTAL (including any related failure to satisfy its obligations or breach of representation or warranty under this deed) will be considered fraud, negligence or wilful default of PTAL for the purposes of clause 3.5(c) to the extent that the act or omission was caused or contributed to by any failure of MEPML as manager of the Trusts or any other person to fulfil its obligations relating to the Trusts or by any other act or omission of MEPML as manager of the Trusts or any other person.

                  (e) No attorney, agent, receiver or receiver and manager appointed in accordance with this deed has authority to act on behalf of PTAL in a way which exposes PTAL to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of PTAL for the purposes of clause 3.5(c).

                  (f) PTAL is not obligated to do or refrain from doing anything under this deed (including incur any liability) unless the PTAL's liability is limited in the same manner as set out in clauses 3.5(a) to (c) of this clause.

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                                           Amending Deed Management Support Deed
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EXECUTED AS A DEED:

SIGNED SEALED AND DELIVERED for
ME PORTFOLIO MANAGEMENT LIMITED
by its attorney
in the presence of:


------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney


/s/ Michelle Ray________________________________                 /s/ Anthony Wamsteker_____________________________
Name (please print)                                              Name (please print)



SIGNED SEALED AND DELIVERED for
MEMBERS EQUITY PTY LIMITED
by its attorney in
the presence of:


------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney


/s/ David Porter________________________________                 /s/ Nicholas Vamvakas_____________________________
Name (please print)                                              Name (please print)



SIGNED SEALED AND DELIVERED for
PERPETUAL TRUSTEES AUSTRALIA LIMITED
by its attorney in the
presence of:


------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney


/s/ Elizabeth Lovell____________________________                 /s/ Shelagh Gossain_______________________________
Name (please print)                                              Name (please print)


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